EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Enbridge Inc. on Form 10-K for the period ending December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vern D. Yu, Executive Vice President, Corporate Development, Chief Financial Officer and President, New Energy Technologies of Enbridge Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Enbridge Inc.

Date:	February 10, 2023	By:	/s/ Vern D. Yu
Vern D. Yu
Executive Vice President, Corporate Development, Chief Financial Officer and President, New Energy Technologies (Principal Financial Officer) Enbridge Inc.